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                                  EX-99.B13.
                    Calculation of Performance Information

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Prime Money Fund II Capital No Load Fund E Yield Calculations as of 04/22/99

Seven Day Yield

12/31/98 Unit Price                           11.101139                 (A)
12/24/98 Unit Price                           11.094632                 (B)

Difference                                     0.006507                 (C)

Base Return  (C) / (B)                      0.000586500

Annualized Base Return = (C) / (B) * 365/7 =                                 3.06%


Effective Yield = (1+Base Return) * (365/7) -1 =                             3.10%


Total Return on Capital No Load Portfolios over respective periods

Formula                         P = (1+T) * N = ERV   T = ((ERV/P) *1/N) -1

Policy Issue Fee                                      0
Ann Contract Mnt Chg                              30.00
Time Since Start                                   3.17
Time Since Start                                   3.17   (Small Cap & Growth & Income Portfolio's)
Surrender Charge 1                                    0
Surrender Charge 2                                    0
Surrender Charge 3                                    0
Surrender Charge 4                                    0
Surrender Charge 5                                    0
Surrender Charge 6                                    0


SMALL CAP GROWTH                                                                    SMALL CAP GROWTH

ONE YEAR                                                                            START OF PORTFOLIO

Unit Price EOP                                12.319756                             Unit Price EOP                       12.319756
Unit Price BOP                                12.909255                             Unit Price BOP                       10.000000

Accum Value EOP                                  954.34                             Accum Value EOP                       1,231.98
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.03
Surrender Value                                  953.60                             Surrender Value                       1,228.95
Effective Yield                                -0.4.640%                            Effective Yield                          6.726%


WORLD EQUITY                                                                        WORLD EQUITY

ONE YEAR                                                                            START OF PORTFOLIO

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
Unit Price EOP                                 12.71421                             Unit Price EOP                        12.71421
Unit Price BOP                                12.279325                             Unit Price BOP                       10.000000

Accum Value EOP                                1,035.42                             Accum Value EOP                       1,271.42
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.04
Surrender Value                                1,034.68                             Surrender Value                       1,268.38
Effective Yield                                   3.468%                            Effective Yield                          7.788%


GROWTH                                                                              GROWTH

ONE YEAR                                                                            START OF PORTFOLIO

Unit Price EOP                                20.098484                             Unit Price EOP                       20.098484
Unit Price BOP                                15.306706                             Unit Price BOP                              10

Accum Value EOP                                1,313.05                             Accum Value EOP                       2,009.85
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.05
Surrender Value                                1,312.31                             Surrender Value                       2,006.80
Effective Yield                                  31.231%                            Effective Yield                         24.575%


MATRIX EQUITY                                                                       MATRIX EQUITY

ONE YEAR                                                                            START OF PORTFOLIO

Unit Price EOP                                15.697602                             Unit Price EOP                       15.697602
Unit Price BOP                                13.156746                             Unit Price BOP                       10.000000
                                                  19.31%
Accum Value EOP                                1,193.12                             Accum Value EOP                       1,569.76
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.04
Surrender Value                                1,192.38                             Surrender Value                       1,566.72
Effective Yield                                  19.238%                            Effective Yield                         15.216%


GROWTH & INCOME                                                                     GROWTH & INCOME

ONE YEAR
Unit Price EOP                                16.431215                             Unit Price EOP                       16.431215
Unit Price BOP                                 14835436                             Unit Price BOP                       10.000000
                                                  10.76%
Accum Value EOP                                1,107.57                             Accum Value EOP                       1,643.12
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.04
Surrender Value                                1,106.83                             Surrender Value                       1,640.08
Effective Yield                                  10.683%                            Effective Yield                         16.908%
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
MULTIPLE STRATEGIES                                                                 MULTIPLE STRATEGIES

ONE YEAR                                                                            START OF PORTFOLIO

Unit Price EOP                                18.065897                             Unit Price EOP                       18.065897
Unit Price BOP                                14.199632                             Unit Price BOP                       10.000000
                                                  27.23%
Accum Value EOP                                1,272.28                             Accum Value EOP                       1,806.59
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.04
Surrender Value                                1,271.54                             Surrender Value                       1,803.55
Effective Yield                                  27.154%                            Effective Yield                         20.448%


HIGH INCOME BOND                                                                    HIGH INCOME BOND

ONE YEAR                                                                            START OF PORTFOLIO

Unit Price EOP                                12.995091                             Unit Price EOP                       12.995091
Unit Price BOP                                12.802021                             Unit Price BOP                       10.000000
                                                   1.51%
Accum Value EOP                                1,015.08                             Accum Value EOP                       1,299.51
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.04
Surrender Value                                1,014.34                             Surrender Value                       1,296.47
Effective Yield                                   1.434%                            Effective Yield                          8.544%


U.S. GOVERNMENT BOND                                                                U.S. GOVERNMENT BOND

ONE YEAR                                                                            START OF PORTFOLIO

Unit Price EOP                                11.881327                             Unit Price EOP                       11.881327
Unit Price BOP                                11.189067                             Unit Price BOP                       10.000000
                                                   6.19%
Accum Value EOP                                1,061.87                             Accum Value EOP                       1,188.13
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.05
Surrender Value                                1,061.13                             Surrender Value                       1,185.08
Effective Yield                                   6.113%                            Effective Yield                          5.503%


PRIME MONEY FUND II                                                                 PRIME MONEY FUND II

ONE  YEAR                                                                           START OF PORTFOLIO

Unit Price EOP                                 11.10114                             Unit Price EOP                       11.101139
Unit Price BOP                                10.736713                             Unit Price BOP                              10
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
                                                   3.39%
Accum Value EOP                                1,033.94                             Accum Value EOP                       1,110.11
Surrender Charge                                      -                             Surrender Charge                             -
Ann Contract Charge                                0.74                             Ann Contract Charge                       3.05
Surrender Value                                1,033.20                             Surrender Value                       1,107.06
Effective Yield                                   3.320%                            Effective Yield                          3.261%
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